UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                         April 20, 2000 (April 20, 2000)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



      Delaware                      1-9076                 13-3295276
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  (State or other jurisdiction       (Commission          (IRS Employer
          of incorporation)           File Number)         Identification No.)



          300 Tower Parkway, Lincolnshire, Illinois           60069
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          (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.
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         Registrant's press release dated April 20, 2000 is filed herewith as
Exhibit 20 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
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         (c)      Exhibits.
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                 20.      Press release of Registrant dated April 20, 2000.


                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FORTUNE BRANDS, INC.
                                      ---------------------
                                          (Registrant)



                                       By  /s/ C. P. Omtvedt
                                          --------------------------------
                                          C. P. Omtvedt
                                          Senior Vice President and
                                          Chief Financial Officer



Date:  April 20, 2000


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                                  EXHIBIT INDEX



                                                                    Sequentially
Exhibit                                                            Numbered Page
-------                                                            -------------


20.      Press release of Registrant dated
         April 20, 2000.